Share-Based Instruments	6 Months Ended
Jun. 30, 2023
Share-Based Instruments
Share-Based Instruments

Note 5 – Share-Based Instruments

Restricted Stock Unit Program

Genmab A/S established RSU programs as an incentive for all Genmab employees, members of the registered Executive Management, and members of the Board of Directors.

	Six Months Ended
	June 30,
	2023	2022
RSUs granted	281,061	240,741
Weighted average fair value per RSU granted (DKK)	2,640.65	2,178.22

RSUs vested	87,719	82,001

Refer to Note 4.6 in the Annual Report for details on the RSU programs.

Warrant Program

Genmab A/S established warrant programs as an incentive for all Genmab employees. Following Genmab’s Annual General Meeting on March 29, 2023, members of the registered Executive Management and members of the Board of Directors may only be granted RSUs.

	Six Months Ended
	June 30,
	2023	2022
Warrants granted	193,853	230,112
Weighted average exercise price per warrant granted (DKK)	2,657.01	2,178.40
Weighted average Black-Scholes fair value per warrant granted (DKK)	937.43	629.05

Warrants exercised	76,852	34,987
Weighted average exercise price on date of grant per warrant exercised (DKK)	1,337.58	983.98
% change in share capital - warrants exercised	0.12%	0.05%

Refer to Note 4.6 in the Annual Report for details on the warrant programs.

Share-Based Compensation Expense

Share-based compensation expenses related to Genmab’s RSU and warrant programs for the first six months of 2023 were DKK 271 million compared to DKK 208 million for the first six months of 2022.

Share Repurchases

Genmab intends to purchase its own shares primarily to honor commitments in relation to share-based remuneration programs.

As of June 30, 2023, Genmab’s 2021 authorization has shares available for repurchase, while Genmab’s 2019 authorization has been fully used. In addition, at Genmab’s Annual General Meeting on March 29, 2023, a new authorization to acquire treasury shares up to a nominal amount of DKK 500,000 to settle obligations under the share-based remuneration programs and for other more general purposes was granted.

	2023 Authorization	2021 Authorization	2019 Authorization
Number of shares authorized for repurchase[1]	500,000	500,000	500,000
Actual shares repurchased under authorization	—	260,000	500,000
Shares available for repurchase as of June 30, 2023	500,000	240,000	—
[1] Nominal value of DKK 500,000

As announced on February 22, 2023, Genmab initiated a share buy-back program. During the first six months of 2023, Genmab acquired 220,000 of its own shares, representing approximately 0.3% of share capital as of December 31, 2022. The total amount paid to acquire the shares, including directly attributable costs, was DKK 564 million and was recognized as a deduction to shareholders’ equity. These shares are classified as treasury shares and are presented within retained earnings on the balance sheet as of June 30, 2023. During the first six months of 2022, Genmab acquired 124,000 of its own shares, representing approximately 0.2% of share capital as of December 31, 2021. The total amount paid to acquire the shares, including directly attributable costs, was DKK 270 million and was recognized as a deduction to shareholders’ equity.

As of June 30, 2023, 754,764 treasury shares were held by Genmab to honor commitments in relation to RSU programs.